UNITED STATES
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported): June 27, 2000

                                RSI SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


          MINNESOTA                       0-27106                41-1767211
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

5555 W 78th Street, Suite F, Minneapolis, Minnesota                 55439
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     (Address of principle executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (612) 896-3020
                                                     --------------


--------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


(a)      Previous Independent Accountant.

         Effective June 27, 2000, the Registrant dismissed KPMG LLP as its independent accounting firm. The dismissal of KPMG LLP was approved by the Audit Committee of the Board of Directors of the Registrant.

         KPMG LLP's report on the financial statements of the Registrant for each of the last two fiscal years ended June 30, 1999 and 1998 neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principals.

         During the registrant's two most recent fiscal years and the interim period through June 26, 2000, there were no disagreements or "reportable events" with KPMG LLP as described in Items 304 (a) (1) (iv) and (v) of Regulation S-K.

Accordingly, KPMG LLP has not advised the Registrant of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements, (ii) any information which would cause KPMG LLP to no longer rely on management's representations, or that KPMG LLP was unwilling to be associated with the financial statements prepared by management, (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, or (iv) any information that has come to the attention of KPMG LLP that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.


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(b)      New Independent Accountant.

         Effective June 27, 2000, the Registrant engaged Lund Koehler Cox & Arkema LLP as its new independent accountanting firm. The Registrant has not had any prior relationships with Lund Koehler Cox & Arkema LLP.

ITEM 5.  OTHER EVENTS.

         Not Applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 1. KPMG LLP letter regarding Change in Certifying Accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RSI Systems, Inc.



                                       By: /s/ James D. Hanzlik
                                           -------------------------------------
                                       James D. Hanzlik
                                       Its: Vice President of Finance
                                       and Chief Financial Officer

Dated:  June 30, 2000


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